UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Sphere 3D Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Sphere 3D Corp.

243 Tresser Boulevard, 17th Floor

Stamford, CT 06901

Telephone: 1-647-952-5049

Supplement to the Proxy Statement Dated July 13, 2026

For the Special Meeting of Shareholders of Sphere 3D Corp.

To be held Monday, August 24, 2026

This Supplement to the Proxy Statement, dated August 7, 2026 (the "Supplement"), supplements the definitive proxy statement filed by Sphere 3D Corp., a corporation existing under the laws of the Province of Ontario (the "Company") with the U.S. Securities and Exchange Commission (the "SEC") on July 13, 2026 (the "Proxy Statement") and made available to the Company's shareholders in connection with the solicitation by and on behalf of the management of the Company of proxies to be voted at the Special Meeting of Shareholders (the "Meeting") to be held by virtual electronic means only, on Monday, August 24, 2026 at 1:00 p.m., Eastern Time, and at any adjournment(s) or postponement(s) thereof, and supersedes the form of Notice of Articles and Articles attached as Appendix A to the Proxy Statement. Capitalized terms used but not defined in this Supplement have the meanings given to them in the Proxy Statement.

Except as described below, this Supplement does not revise, update, or supplement any other information set forth in the Proxy Statement. This Supplement is being furnished in order to provide shareholders with a revised form of the Notice of Articles and Articles proposed to be adopted in connection with the Continuance Proposal (Proposal No. 1).

THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION AND THIS SUPPLEMENT
SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Proposal No. 1 of the Proxy Statement proposes to continue the Company from the Province of Ontario into the Province of British Columbia (the "Continuance") under the Business Corporations Act (British Columbia) (the "BCBCA"). As described in the Proxy Statement, if the Continuance Proposal is approved by shareholders, the Company's existing articles and by-laws will be replaced, upon completion of the Continuance, with a Notice of Articles and Articles under the BCBCA (the "New Articles"), the form of which was attached as Appendix A to the Proxy Statement.

As described in the Proxy Statement, the Continuance Resolution proposes the adoption of the New Articles substantially in the form attached to the Proxy Statement. This Supplement supplements the Proxy Statement with a form of the New Articles containing an updated Section 27 regarding Advance Notice of Shareholder Nominations to establish the conditions and a clear framework for nominating directors to the Board of Directors of the Company (the "Advance Notice Policy"), which Advance Notice Policy is subject to amendment from time to time.  The full text of the New Articles, as so updated, is attached to this Supplement as revised Appendix A and supersedes, in its entirety, the form of New Articles originally attached as Appendix A to the Proxy Statement. Shareholders are encouraged to review the revised form of the New Articles attached as revised Appendix A to this Supplement.

The Board of Directors recommends that the shareholders vote "FOR" Proposal No. 1, as supplemented by this Supplement.

If you have already submitted a proxy to vote your common shares, either by returning a completed proxy or voting instruction form or by Internet or telephone voting, you do not need to re-submit your proxy unless you wish to change your vote. Proxy votes already returned by shareholders will remain valid and will be voted at the Meeting unless revoked. If you have not yet voted your common shares, please do so as soon as possible. You may vote by following the instructions for voting as described in the Proxy Statement.

Registered shareholders and Non-Registered Shareholders may revoke or change previously submitted voting instructions in the manner described in the Proxy Statement under "General Information - Revocability of Proxies."

Appendix A

Incorporation number:  _________________

[DARKHORSE TECHNOLOGIES INC.]
(the "Company")

The Company has as its articles the following articles.

ARTICLES

24.	Notices	41

25.	Seal	43

26.	Prohibitions	44

27.	Advance Notice of Shareholder Nominations	45

28.	Special Rights and Restrictions	53

1. Interpretation

1.1 Definitions

In these Articles, unless the context otherwise requires:

1.1.1 "board of directors", "directors" and "board" mean the directors or sole director of the Company for the time being;

1.1.2 "Business Corporations Act" means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

1.1.3 "Interpretation Act" means the Interpretation Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

1.1.4 "legal personal representative" means the personal or other legal representative of a shareholder;

1.1.5 "registered address" of a shareholder means the shareholder's address as recorded in the central securities register;

1.1.6 "seal" means the seal of the Company, if any.

1.2 Business Corporations Act and Interpretation Act Definitions Applicable

The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were set out herein. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict or inconsistency between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

2. Shares and Share Certificates

2.1 Authorized Share Structure

The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

2.2 Form of Share Certificate

Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

2.3 Shareholder Entitled to Certificate or Acknowledgment or Written Notice

Unless the shares of which a shareholder is the registered owner are uncertificated shares, each shareholder is entitled, on request and at the shareholder's option, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder's name or (b) a non-transferable written acknowledgment of the shareholder's right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate or acknowledgment and delivery of a share certificate or acknowledgment to one of several joint shareholders or to a duly authorized agent of one of the joint shareholders will be sufficient delivery to all.  Within a reasonable time after the issue or transfer of a share that is an uncertificated share, the Company must send to the shareholder a written notice containing the information required by the Business Corporations Act.

2.4 Delivery by Mail

Any share certificate, non-transferable written acknowledgment of a shareholder's right to obtain a share certificate or written notice of the issue or transfer of an uncertificated share may be sent to the shareholder by mail at the shareholder's registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate, acknowledgement or written notice is lost in the mail or stolen.

2.5 Replacement of Worn Out or Defaced Certificate or Acknowledgement

If the directors are satisfied that a share certificate or a non-transferable written acknowledgment of the shareholder's right to obtain a share certificate is worn out or defaced, they must, on production to them of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as they think fit:

2.5.1 order the share certificate or acknowledgment, as the case may be, to be cancelled; and

2.5.2 issue a replacement share certificate or acknowledgment, as the case may be.

2.6 Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment

If a share certificate or a non-transferable written acknowledgment of a shareholder's right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgment, as the case may be, must be issued to the person entitled to that share certificate or acknowledgment, as the case may be, provided such person has complied with the requirements of the Business Corporations Act.

2.7 Splitting Share Certificates

If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder's name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

2.8 Certificate Fee

There must be paid as a fee to the Company for the issuance of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any, determined by the directors, which must not exceed the amount prescribed under the Business Corporations Act.

2.9 Recognition of Trusts

Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as required by law or statute or these Articles or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

3. Issue of Shares

3.1 Directors Authorized

Subject to the Business Corporations Act and the rights, if any, of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

3.2 Commissions and Discounts

The Company may at any time, pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.

3.3 Brokerage

The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

3.4 Conditions of Issue

Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

3.4.1 consideration is provided to the Company for the issue of the share by one or more of the following:

(a) past services performed for the Company;

(b) property;

(c) money; and

3.4.2 the directors in their discretion have determined that the value of the consideration received by the Company is equal to or greater than the issue price set for the share under Article 3.1.

3.5 Share Purchase Warrants and Rights

Subject to the Business Corporations Act, the Company may issue share purchase warrants, options, convertible debentures and rights upon such terms and conditions as the directors determine, which share purchase warrants, options, convertible debentures and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

4. Share Registers

4.1 Central Securities Register and Any Branch Securities Register

As required by and subject to the Business Corporations Act, the Company must maintain a central securities register and may maintain a branch securities register. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register or any branch securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

4.2 Closing Register

The Company must not at any time close its central securities register.

5. Share Transfers

5.1 Registering Transfers

A transfer of a share of the Company must not be registered unless the Company or the transfer agent or registrar for the class or series of share to be transferred has received:

5.1.1 a duly signed instrument of transfer in respect of the share;

5.1.2 if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate;

5.1.3 if a non-transferable written acknowledgment of the shareholder's right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgment; and

5.1.4 such other evidence, if any, as the Company or the transfer agent or registrar for the class or series of share to be transferred may require to prove the title of the transferor or the transferor's right to transfer the share, the due signing of the instrument of transfer and the right of the transferee to have the transfer registered.

For the purpose of this Article, delivery or surrender to the transfer agent or registrar which maintains the Company's central securities register or a branch securities register, if applicable, will constitute receipt by or surrender to the Company.

5.2 Form of Instrument of Transfer

The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company's share certificates or in any other form that may be approved from time to time by the directors or the transfer agent or registrar for the class or series of share to be transferred.

5.3 Transferor Remains Shareholder

Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

5.4 Signing of Instrument of Transfer

If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificate(s) or set out in the written acknowledgments deposited with the instrument of transfer or, if the shares are uncertificated shares, then all of the uncertificated shares registered in the name of the shareholder:

5.4.1 in the name of the person named as transferee in that instrument of transfer; or

5.4.2 if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

5.5 Enquiry as to Title Not Required

Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

5.6 Transfer Fee

There must be paid as a fee to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors.

6. Transmission of Shares

6.1 Legal Personal Representative Recognized on Death

In case of the death of a shareholder, the legal personal representative of the shareholder, or, in the case of shares registered in the shareholder's name and the name of another person in joint tenancy, the surviving joint holder will be the only person recognized by the Company as having any title to the shareholder's interest in the shares. Before recognizing a person as a legal personal representative of the shareholder, the directors may require a declaration of transmission made by the legal personal representative stating the particulars of the transmission, proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

6.2 Rights of Legal Personal Representative

The legal personal representative of a shareholder has the same rights, privileges and obligations with respect to the shares as were held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company.  This Article 6.2 does not apply in the case of the death of a shareholder with respect to shares registered in the shareholder's name and the name of another person in joint tenancy.

7. Purchase of Shares

7.1 Company Authorized to Purchase Shares

Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by resolution of the directors, purchase, redeem or otherwise acquire any of its shares at the price and upon the terms determined by the directors.

7.2 Purchase When Insolvent

The Company must not make a payment or provide any other consideration to purchase, redeem or otherwise acquire any of its shares if there are reasonable grounds for believing that:

7.2.1 the Company is insolvent; or

7.2.2 making the payment or providing the consideration would render the Company insolvent.

7.3 Redemption of Shares

If the Company proposes to redeem some but not all of the shares of any class, the directors may, subject to any special rights and restrictions attached to such class of shares, determine the manner in which the shares to be redeemed shall be selected.

7.4 Sale and Voting of Purchased Shares

If the Company retains a share which it has redeemed, purchased or otherwise acquired, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

7.4.1 is not entitled to vote the share at a meeting of its shareholders;

7.4.2 must not pay a dividend in respect of the share; and

7.4.3 must not make any other distribution in respect of the share.

8. Borrowing Powers

8.1 Powers of the Company

The Company, if authorized by the directors, may:

8.1.1 borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that the directors consider appropriate;

8.1.2 issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as they consider appropriate;

8.1.3 guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

8.1.4 mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

8.2 Bonds, Debentures, Debt

Any bonds, debentures or other debt obligations of the Company may be issued at a discount, premium or otherwise, or with special privileges as to redemption, surrender, drawing, allotment of or conversion into or exchange for shares or other securities, attending and voting at general meetings of the Company, appointment of directors or otherwise and may, by their terms, be assignable free from any equities between the Company and the person to whom they were issued or any subsequent holder thereof, all as the directors may determine.

9. Alterations

9.1 Alteration of Authorized Share Structure

Subject to Article 9.2 and the Business Corporations Act, the Company may:

9.1.1 by directors' resolution or by ordinary resolution, in each case as determined by the directors:

(a) create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

(b) increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(c) subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

(d) if the Company is authorized to issue shares of a class of shares with par value:

(i) decrease the par value of those shares; or

(ii) if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(e) change all or any of its unissued shares with par value into shares without par value or any of its unissued shares without par value into shares with par value or change all or any of its fully paid issued shares with par value into shares without par value; or

(f) alter the identifying name of any of its shares; and

9.1.2 by ordinary resolution otherwise alter its shares or authorized share structure;

and, if applicable, alter its Notice of Articles and, if applicable, alter its Articles accordingly.

9.2 Special Rights and Restrictions

Subject to the Business Corporations Act, the Company may:

9.2.1 by directors' resolution or by ordinary resolution, in each case as determined by the directors, create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares if none of those shares have been issued; or vary or delete any special rights or restrictions attached to the shares of any class or series of shares if none of those shares have been issued; and

9.2.2 by special resolution of the shareholders of the class or series affected, do any of the acts in (1) above if any of the shares of the class or series of shares have been issued,

and alter its Notice of Articles and Articles accordingly.

9.3 Change of Name

The Company may by directors' resolution or by ordinary resolution, in each case as determined by the directors, authorize an alteration of its Notice of Articles in order to change its name and may, by directors' resolution or ordinary resolution, in each case as determined by the directors, adopt or change any translation of that name.

9.4 Other Alterations

If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by directors' resolution or by ordinary resolution, in each case as determined by the directors, alter these Articles.

10. Meetings of Shareholders

10.1 Annual General Meetings

Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by a resolution of the directors.

10.2 Resolution Instead of Annual General Meeting

If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company's annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

10.3 Calling of Meetings of Shareholders

The directors may, at any time, call a meeting of shareholders.

10.4 Location of Meetings of Shareholders

A meeting of the Company may be held:

10.4.1 in the Province of British Columbia;

10.4.2 at another location outside British Columbia if that location is:

(a) approved by resolution of the directors before the meeting is held; or

(b) approved in writing by the Registrar of Companies before the meeting is held.

10.5 Notice for Meetings of Shareholders

Subject to Article 10.2, the Company must send notice of the date, time and location of any meeting of shareholders (including, without limitation, any notice specifying the intention to propose a resolution as an exceptional resolution, a special resolution or a special separate resolution, and any notice to consider approving an amalgamation into a foreign jurisdiction, an arrangement or the adoption of an amalgamation agreement, and any notice of a general meeting, class meeting or series meeting), in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by directors' resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

10.5.1 if and for so long as the Company is a public company, 21 days;

10.5.2 otherwise, 10 days.

10.6 Notice of Resolution to which Shareholders May Dissent

The Company must send to each of its shareholders, whether or not their shares carry the right to vote, a notice of any meeting of shareholders at which a resolution entitling shareholders to dissent is to be considered specifying the date of the meeting and containing a statement advising of the right to send a notice of dissent together with a copy of the proposed resolution at least the following number of days before the meeting:

10.6.1 if and for so long as the Company is a public company, 21 days; or

10.6.2 otherwise, 10 days.

10.7 Record Date for Notice

The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

10.7.1 if and for so long as the Company is a public company, 21 days; or

10.7.2 otherwise, 10 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.8 Record Date for Voting

The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.9 Failure to Give Notice and Waiver of Notice

The accidental omission to send notice of any meeting of shareholders to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive that entitlement or may agree to reduce the period of that notice.  Attendance of a person at a meeting of shareholders is a waiver of entitlement to notice of the meeting unless that person attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

10.10 Notice of Special Business at Meetings of Shareholders

If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting or a circular prepared in connection with the meeting must:

10.10.1 state the general nature of the special business; and

10.10.2 if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

(a) at the Company's records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

(b) during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

11. Proceedings at Meetings of Shareholders

11.1 Special Business

At a meeting of shareholders, the following business is special business:

11.1.1 at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

11.1.2 at an annual general meeting, all business is special business except for the following:

(a) business relating to the conduct of or voting at the meeting;

(b) consideration of any financial statements of the Company presented to the meeting;

(c) consideration of any reports of the directors or auditor;

(d) the setting or changing of the number of directors;

(e) the election or appointment of directors;

(f) the appointment of an auditor;

(g) the setting of the remuneration of an auditor;

(h) business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution; and

(i) any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

11.2 Special Majority

The majority of votes required for the Company to pass a special resolution at a general meeting of shareholders is two-thirds of the votes cast on the resolution.

11.3 Quorum

Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is at least two persons present in person or represented by proxy and holding or representing by proxy not less than 33⅓% of the total number of the issued shares of the Company carrying the right to vote at the meeting; provided that, if the Company has only one shareholder entitled to vote at the meeting, the quorum is one person present in person or represented by proxy.

11.4 Persons Entitled to Attend Meeting

In addition to those persons who are entitled to vote at a meeting of shareholders, the only other persons entitled to be present at the meeting are the directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Company, the auditor of the Company, any persons invited to be present at the meeting by the directors or by the chair of the meeting and any persons entitled or required under the Business Corporations Act or these Articles to be present at the meeting; but if any of those persons does attend the meeting, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxyholder entitled to vote at the meeting.

11.5 Requirement of Quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

11.6 Lack of Quorum

If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

11.6.1 in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and

11.6.2 in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

11.7 Lack of Quorum at Succeeding Meeting

If, at the meeting to which the meeting referred to in Article 11.6(2) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the meeting shall be terminated.

11.8 Chair

The following individual is entitled to preside as chair at a meeting of shareholders:

11.8.1 the chair of the board, if any; or

11.8.2 if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.

11.9 Selection of Alternate Chair

If, at any meeting of shareholders, there is no chair of the board or president willing to act as chair of the meeting or present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present must choose a director, officer or corporate counsel to be chair of the meeting or if  none of the above persons are present or if they decline to take the chair, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

11.10 Adjournments

The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

11.11 Notice of Adjourned Meeting

It is not necessary to give any notice of an adjourned meeting of shareholders or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.12 Decisions by Show of Hands or Poll

Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by any shareholder entitled to vote who is present in person or by proxy.

11.13 Declaration of Result

The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.12, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

11.14 Motion Need Not be Seconded

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.15 Casting Vote

In case of an equality of votes, the chair of a meeting of shareholders, either on a show of hands or on a poll, does not have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

11.16 Manner of Taking Poll

Subject to Article 11.17, if a poll is duly demanded at a meeting of shareholders:

11.16.1 the poll must be taken:

(a) at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(b) in the manner, at the time and at the place that the chair of the meeting directs;

11.16.2 the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

11.16.3 the demand for the poll may be withdrawn by the person who demanded it.

11.17 Demand for Poll on Adjournment

A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

11.18 Chair Must Resolve Dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.

11.19 Casting of Votes

On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.20 No Demand for Poll on Election of Chair

No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

11.21 Demand for Poll Not to Prevent Continuance of Meeting

The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

11.22 Retention of Ballots and Proxies

The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxy holder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

12. Votes of Shareholders

12.1 Number of Votes by Shareholder or by Shares

Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:

12.1.1 on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

12.1.2 on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

12.2 Votes of Persons in Representative Capacity

A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

12.3 Votes by Joint Holders

If there are joint shareholders registered in respect of any share:

12.3.1 any one of the joint shareholders may vote at any meeting of shareholders, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

12.3.2 if more than one of the joint shareholders is present at any meeting of shareholders, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4 Legal Personal Representatives as Joint Shareholders

Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders registered in respect of that share.

12.5 Representative of a Corporate Shareholder

If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

12.5.1 for that purpose, the instrument appointing a representative must be received:

(a) at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting or any adjourned meeting; or

(b) by the chair of the meeting at the meeting or adjourned meeting or by a person designated by the chair of the meeting or adjourned meeting;

12.5.2 if a representative is appointed under this Article 12.5:

(a) the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

(b) the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.  Notwithstanding the foregoing, a corporation that is a shareholder may appoint a proxy holder.

12.6 Proxy Provisions Do Not Apply to All Companies

Articles 12.7 to 12.15 do not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

12.7 Appointment of Proxy Holders

Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders may, by proxy, appoint up to two proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

12.8 Alternate Proxy Holders

A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

12.9 When Proxy Holder Need Not Be Shareholder

A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if:

12.9.1 the person appointing the proxy holder is a corporation or a representative of a corporation appointed under Article 12.5;

12.9.2 the Company has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting; or

12.9.3 the shareholders present in person or by proxy at and entitled to vote at the meeting for which the proxy holder is to be appointed, by a resolution on which the proxy holder is not entitled to vote but in respect of which the proxy holder is to be counted in the quorum, permit the proxy holder to attend and vote at the meeting.

12.10 Deposit of Proxy

A proxy for a meeting of shareholders must:

12.10.1 be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting or any adjourned meeting; or

12.10.2 unless the notice provides otherwise, be received, at the meeting or any adjourned meeting, by the chair of the meeting or any adjourned meeting or by a person designated by the chair of the meeting or adjourned meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.11 Validity of Proxy Vote

A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

12.11.1 at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting or any adjourned meeting at which the proxy is to be used; or

12.11.2 at the meeting or any adjourned meeting by the chair of the meeting or adjourned meeting, before any vote in respect of which the proxy has been given or has been taken.

12.12 Form of Proxy

A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

[name of company]
(the "Company")

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy is given in respect of all shares registered in the name of the undersigned):

Signed [month, day, year]

[Signature of shareholder]

[Name of shareholder-printed]

12.13 Revocation of Proxy

Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is received:

12.13.1 at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting or any adjourned meeting at which the proxy is to be used; or

12.13.2 at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting, before any vote in respect of which the proxy has been given has been taken.

12.14 Revocation of Proxy Must Be Signed

An instrument referred to in Article 12.13 must be signed as follows:

12.14.1 if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy;

12.14.2 if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

12.15 Production of Evidence of Authority to Vote

The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

13. Directors

13.1 First Directors; Number of Directors

The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Business Corporations Act. The number of directors, excluding additional directors appointed under Article 14.8, is set at:

13.1.1 subject to paragraphs (2) and (3), the number of directors that is equal to the number of the Company's first directors;

13.1.2 if the Company is a public company, the greater of three and the most recently set of:

(a) the number of directors elected by ordinary resolution (whether or not previous notice of the resolution was given); and

(b) the number of directors set under Article 14.4;

13.1.3 if the Company is not a public company, the most recently set of:

(a) the number of directors elected by ordinary resolution (whether or not previous notice of the resolution was given); and

(b) the number of directors set under Article 14.4.

13.2 Change in Number of Directors

If the number of directors is set under Articles 13.1(2)(a) or 13.1(3)(a):

13.2.1 the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number;

13.2.2 if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors, subject to Article 14.8, may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

13.3 Directors' Acts Valid Despite Vacancy

An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

13.4 Qualifications of Directors

A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.5 Remuneration of Directors

The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

13.6 Reimbursement of Expenses of Directors

The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.

13.7 Special Remuneration for Directors

If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company's business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

13.8 Gratuity, Pension or Allowance on Retirement of Director

Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

14. Election and Removal of Directors

14.1 Election at Annual General Meeting

At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

14.1.1 the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and

14.1.2 those directors whose term of office expires at the annual general meeting cease to hold office immediately before the election or appointment of directors under paragraph (1), but are eligible for re-election or re-appointment.

14.2 Consent to be a Director

No election, appointment or designation of an individual as a director is valid unless:

14.2.1 that individual consents to be a director in the manner provided for in the Business Corporations Act;

14.2.2 that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

14.2.3 with respect to first directors, the designation is otherwise valid under the Business Corporations Act.

14.3 Failure to Elect or Appoint Directors

If:

14.3.1 the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

14.3.2 the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

14.3.3 when his or her successor is elected or appointed; and

14.3.4 when he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.4 Places of Retiring Directors Not Filled

If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

14.5 Directors May Fill Casual Vacancies

Any casual vacancy occurring in the board of directors may be filled by the directors.

14.6 Remaining Directors' Power to Act

The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of calling a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

14.7 Shareholders May Fill Vacancies

If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

14.8 Additional Directors

Notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:

14.8.1 one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

14.8.2 in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(1), but is eligible for re-election or re-appointment.

14.9 Ceasing to be a Director

A director ceases to be a director when:

14.9.1 the term of office of the director expires;

14.9.2 the director dies;

14.9.3 the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

14.9.4 the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10 Removal of Director by Shareholders

The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

14.11 Removal of Director by Directors

The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

15. Alternate Directors

15.1 Appointment of Alternate Director

Any director (an "appointor") may by notice in writing received by the Company appoint any person (an "appointee") who is qualified to act as a director to be his or her alternate to act in his or her place at meetings of the directors or committees of the directors at which the appointor is not present unless (in the case of an appointee who is not a director) the directors have reasonably disapproved the appointment of such person as an alternate director and have given notice to that effect to his or her appointor within a reasonable time after the notice of appointment is received by the Company.

15.2 Notice of Meetings

Every alternate director so appointed is entitled to notice of meetings of the directors and of committees of the directors of which his or her appointor is a member and to attend and vote as a director at any such meetings at which his or her appointor is not present.

15.3 Alternate for More Than One Director Attending Meetings

A person may be appointed as an alternate director by more than one director, and an alternate director:

15.3.1 will be counted in determining the quorum for a meeting of directors once for each of his or her appointors and, in the case of an appointee who is also a director, once more in that capacity;

15.3.2 has a separate vote at a meeting of directors for each of his or her appointors and, in the case of an appointee who is also a director, an additional vote in that capacity;

15.3.3 will be counted in determining the quorum for a meeting of a committee of directors once for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, once more in that capacity; and

15.3.4 has a separate vote at a meeting of a committee of directors for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, an additional vote in that capacity.

15.4 Consent Resolutions

Every alternate director, if authorized by the notice appointing him or her, may sign in place of his or her appointor any resolutions to be consented to in writing.

15.5 Alternate Director Not an Agent

Every alternate director is deemed not to be the agent of his or her appointor.

15.6 Revocation of Appointment of Alternate Director

An appointor may at any time, by notice in writing received by the Company, revoke the appointment of an alternate director appointed by him or her.

15.7 Ceasing to be an Alternate Director

The appointment of an alternate director ceases when:

15.7.1 his or her appointor ceases to be a director and is not promptly re-elected or re-appointed;

15.7.2 the alternate director dies;

15.7.3 the alternate director resigns as an alternate director by notice in writing provided to the Company or a lawyer for the Company;

15.7.4 the alternate director ceases to be qualified to act as a director; or

15.7.5 his or her appointor revokes the appointment of the alternate director.

15.8 Remuneration and Expenses of Alternate Director

The Company may reimburse an alternate director for the reasonable expenses that would be properly reimbursed if he or she were a director, and the alternate director is entitled to receive from the Company such proportion, if any, of the remuneration otherwise payable to the appointor as the appointor may from time to time direct.

16. Powers and Duties of Directors

16.1 Powers of Management

The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

16.2 Appointment of Attorney of Company

The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

17. Interests of Directors and Officers

17.1 Obligation to Account for Profits

A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

17.2 Restrictions on Voting by Reason of Interest

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors' resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

17.3 Interested Director Counted in Quorum

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

17.4 Disclosure of Conflict of Interest or Property

A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual's duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

17.5 Director Holding Other Office in the Company

A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

17.6 No Disqualification

No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

17.7 Professional Services by Director or Officer

Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

17.8 Director or Officer in Other Corporations

A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

18. Proceedings of Directors

18.1 Meetings of Directors

The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

18.2 Voting at Meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

18.3 Chair of Meetings

The following individual is entitled to preside as chair at a meeting of directors:

18.3.1 the chair of the board, if any;

18.3.2 in the absence of the chair of the board or if designated by the chair, the president, a  director or other officer; or

18.3.3 any other director or officer chosen by the directors if:

(a) neither the chair of the board nor the president is present at the meeting within 15 minutes after the time set for holding the meeting;

(b) neither the chair of the board nor the president is willing to chair the meeting; or

(c) the chair of the board and the president have advised the secretary, if any, or any other director, that they will not be present at the meeting.

18.4 Meetings by Telephone or Other Communications Medium

A director may participate in a meeting of the directors or of any committee of the directors:

18.4.1 in person;

18.4.2 by telephone; or

18.4.3 with the consent of all directors who wish to participate in the meeting, by other communications medium;

if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director who participates in a meeting in a manner contemplated by this Article 18.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

18.5 Calling of Meetings

A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.

18.6 Notice of Meetings

Other than for meetings held at regular intervals as determined by the directors pursuant to Article 18.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors and the alternate directors by any method set out in Article 24.1 or orally or by telephone.

18.7 When Notice Not Required

It is not necessary to give notice of a meeting of the directors to a director or an alternate director if:

18.7.1 the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

18.7.2 the director or alternate director, as the case may be, has waived notice of the meeting.

18.8 Meeting Valid Despite Failure to Give Notice

The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director or alternate director, does not invalidate any proceedings at that meeting.

18.9 Waiver of Notice of Meetings

Any director or alternate director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and, unless the director otherwise requires by notice in writing to the Company, to his or her alternate director, and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director or alternate director.  Attendance of a director or alternate director at a meeting of directors is a waiver of notice of the meeting unless that director or alternate director attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

18.10 Quorum

The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at a majority of directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

18.11 Validity of Acts Where Appointment Defective

Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

18.12 Consent Resolutions in Writing

A resolution of the directors or of any committee of the directors may be passed without a meeting:

18.12.1 in all cases, if each of the directors entitled to vote on the resolution consents to it in writing; or

18.12.2 in the case of a resolution to approve a contract or transaction in respect of which a director has disclosed that he or she has or may have a disclosable interest, if each of the other directors who have not made such a disclosure consents in writing to the resolution.

A consent in writing under this Article may be by signed document, fax, e-mail or any other method of transmitting legibly recorded messages. A consent in writing may be in two or more counterparts which together are deemed to constitute one consent in writing. A resolution of the directors or of any committee of the directors passed in accordance with this Article 18.12 is effective on the date stated in the consent in writing or on the latest date stated on any counterpart and is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

19. Executive and Other Committees

19.1 Appointment and Powers of Executive Committee

The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors' powers, except:

19.1.1 the power to fill vacancies in the board of directors;

19.1.2 the power to remove a director;

19.1.3 the power to change the membership of, or fill vacancies in, any committee of the directors; and

19.1.4 such other powers, if any, as may be set out in the resolution or any subsequent directors' resolution.

19.2 Appointment and Powers of Other Committees

The directors may, by resolution:

19.2.1 appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

19.2.2 delegate to a committee appointed under paragraph (1) any of the directors' powers, except:

(a) the power to fill vacancies in the board of directors;

(b) the power to remove a director;

(c) the power to change the membership of, or fill vacancies in, any committee of the directors; and

(d) the power to appoint or remove officers appointed by the directors; and

19.2.3 make any delegation referred to in paragraph (2) subject to the conditions set out in the resolution or any subsequent directors' resolution.

19.3 Obligations of Committees

Any committee appointed under Articles 19.1 or 19.2, in the exercise of the powers delegated to it, must:

19.3.1 conform to any rules that may from time to time be imposed on it by the directors; and

19.3.2 report every act or thing done in exercise of those powers at such times and in such manner and form as the directors may require.

19.4 Powers of Board

The directors may, at any time, with respect to a committee appointed under Articles 19.1 or 19.2:

19.4.1 revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

19.4.2 terminate the appointment of, or change the membership of, the committee; and

19.4.3 fill vacancies in the committee.

19.5 Committee Meetings

Subject to Article 19.3(1) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 19.1 or 19.2:

19.5.1 the committee may meet and adjourn as it thinks proper;

19.5.2 the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

19.5.3 a majority of the members of the committee constitutes a quorum of the committee; and

19.5.4 questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.

20. Officers

20.1 Directors May Appoint Officers

The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

20.2 Functions, Duties and Powers of Officers

The directors may, for each officer:

20.2.1 determine the functions and duties of the officer;

20.2.2 entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

20.2.3 revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

20.3 Qualifications

No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as the managing director must be a director. Any other officer need not be a director.

20.4 Remuneration and Terms of Appointment

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors thinks fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

21. Indemnification

21.1 Definitions

In this Article 21:

21.1.1 "eligible penalty" means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

21.1.2 "eligible proceeding" means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director, former director or alternate director of the Company (an "eligible party") or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director or alternate director of the Company:

(a) is or may be joined as a party; or

(b) is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

21.1.3 "expenses" has the meaning set out in the Business Corporations Act.

21.2 Mandatory Indemnification of Eligible Parties

Subject to the Business Corporations Act, the Company must indemnify a director, former director or alternate director of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director and alternate director is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 21.2.

21.3 Indemnification

Subject to any restrictions in the Business Corporations Act and these Articles, the Company may indemnify any person.

21.4 Non-Compliance with Business Corporations Act

The failure of a director, alternate director or officer of the Company to comply with the Business Corporations Act or these Articles or, if applicable, any former Companies Act or former Articles, does not invalidate any indemnity to which he or she is entitled under this Part.

21.5 Company May Purchase Insurance

The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

21.5.1 is or was a director, alternate director, officer, employee or agent of the Company;

21.5.2 is or was a director, alternate director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

21.5.3 at the request of the Company, is or was a director, alternate director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity; or

21.5.4 at the request of the Company, holds or held a position equivalent to that of a director, alternate director or officer of a partnership, trust, joint venture or other unincorporated entity;

against any liability incurred by him or her as such director, alternate director, officer, employee or agent or person who holds or held such equivalent position.

22. Dividends

22.1 Payment of Dividends Subject to Special Rights

The provisions of this Article 22 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

22.2 Declaration of Dividends

Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable.

22.3 No Notice Required

The directors need not give notice to any shareholder of any declaration under Article 22.2.

22.4 Record Date

The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

22.5 Manner of Paying Dividend

A resolution declaring a dividend may direct payment of the dividend wholly or partly in money or by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company or any other corporation, or in any one or more of those ways.

22.6 Settlement of Difficulties

If any difficulty arises in regard to a distribution under Article 22.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:

22.6.1 set the value for distribution of specific assets;

22.6.2 determine that money in substitution for all or any part of the specific assets to which any shareholders are entitled may be paid to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

22.6.3 vest any such specific assets in trustees for the persons entitled to the dividend.

22.7 When Dividend Payable

Any dividend may be made payable on such date as is fixed by the directors.

22.8 Dividends to be Paid in Accordance with Number of Shares

All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

22.9 Receipt by Joint Shareholders

If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

22.10 Dividend Bears No Interest

No dividend bears interest against the Company.

22.11 Fractional Dividends

If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

22.12 Payment of Dividends

Any dividend or other distribution payable in money in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the registered address of the shareholder, or in the case of joint shareholders, to the registered address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

22.13 Capitalization of Retained Earnings or Surplus

Notwithstanding anything contained in these Articles, the directors may from time to time  capitalize any retained earnings or surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the retained earnings or surplus so capitalized or any part thereof.

23. Accounting Records and Auditors

23.1 Recording of Financial Affairs

The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.

23.2 Inspection of Accounting Records

Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

23.3 Remuneration of Auditors

The directors may set the remuneration of the auditors.  If the directors so decide, the remuneration of the auditors will be determined by the shareholders.

24. Notices

24.1 Method of Giving Notice

Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record (for the purposes of this Article 24, a "record") required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

24.1.1 mail addressed to the person at the applicable address for that person as follows:

(a) for a record mailed to a shareholder, the shareholder's registered address;

(b) for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class; or

(c) in any other case, the mailing address of the intended recipient;

24.1.2 delivery at the applicable address for that person as follows, addressed to the person:

(a) for a record delivered to a shareholder, the shareholder's registered address;

(b) for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class; or

(c) in any other case, the delivery address of the intended recipient;

24.1.3 sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

24.1.4 sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class;

24.1.5 making the record available for public electronic access in accordance with the procedures referred to as "notice-and-access" under National Instrument 54-101 and National Instrument 51-102, as applicable, of the Canadian Securities Administrators, or in accordance with any similar electronic delivery or access method permitted by applicable securities legislation from time to time; or

24.1.6 physical delivery to the intended recipient.

24.2 Deemed Receipt

A notice, statement, report or other record that is:

(1) mailed to a person by ordinary mail to the applicable address for that person referred to in Article 24.1 is deemed to be received by the person to whom it was mailed on the day (Saturdays, Sundays and holidays excepted) following the date of mailing;

(2) faxed to a person to the fax number provided by that person referred to in Article 24.1 is deemed to be received by the person to whom it was faxed on the day it was faxed;

(3) e-mailed to a person to the e-mail address provided by that person referred to in Article 24.1 is deemed to be received by the person to whom it was e-mailed on the date it was e-mailed; and

(4) made available for public electronic access in accordance with the "notice-and-access" or similar delivery procedures referred to in Article 24.1(5) is deemed to be received by a person on the date it was made available for public electronic access.

24.3 Certificate of Sending

A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that capacity on behalf of the Company stating that a notice, statement, report or other record was sent in accordance with Article 24.1 is conclusive evidence of that fact.

24.4 Notice to Joint Shareholders

A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing such record to the joint shareholder first named in the central securities register in respect of the share.

24.5 Notice to Legal Personal Representatives and Trustees

A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

24.5.1 mailing the record, addressed to them:

(a) by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

(b) at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

24.5.2 if an address referred to in paragraph (1)(b) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

24.6 Undelivered Notices

If on two consecutive occasions, a notice, statement, report or other record is sent to a shareholder pursuant to Article 24.1 and on each of those occasions any such record is returned because the shareholder cannot be located, the Company shall not be required to send any further records to the shareholder until the shareholder informs the Company in writing of his or her new address.

25. Seal

25.1 Who May Attest Seal

Except as provided in Articles 25.2 and 25.3, the Company's seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:

25.1.1 any two directors;

25.1.2 any officer, together with any director;

25.1.3 if the Company only has one director, that director; or

25.1.4 any one or more directors or officers or persons as may be determined by the directors.

25.2 Sealing Copies

For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 25.1, the impression of the seal may be attested by the signature of any director or officer or the signature of any other person as may be determined by the directors.

25.3 Mechanical Reproduction of Seal

The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and such persons as are authorized under Article 25.1 to attest the Company's seal may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

26. Prohibitions

26.1 Definitions

In this Article 26:

26.1.1 "designated security" means:

(a) a voting security of the Company;

(b) a security of the Company that is not a debt security and that carries a residual right to participate in the earnings of the Company or, on the liquidation or winding up of the Company, in its assets; or

(c) a security of the Company convertible, directly or indirectly, into a security described in paragraph (a) or (b);

26.1.2 "security" has the meaning assigned in the Securities Act (British Columbia);

26.1.3 "voting security" means a security of the Company that:

(a) is not a debt security, and

(b) carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

26.2 Application

Article 26.3 does not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

26.3 Consent Required for Transfer of Shares or Designated Securities

No share or designated security may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.

27. Advance Notice of Shareholder Nominations

27.1 Purpose

The purpose of this advance notice policy (the "Advance Notice Policy") is to establish the conditions and a clear framework for nominating directors to the board of directors of the Company (the "Board"). This Advance Notice Policy fixes a deadline by which registered or beneficial owners of common shares of the Company must submit director nominations to the Company prior to any annual or special meeting of shareholders, and sets forth the information to be provided and other procedures to be followed, in respect of such nomination. This Advance Notice Policy is intended to: (a) facilitate an orderly and efficient process for the nomination and election of directors; (b) provide the Company and its shareholders with sufficient time and information to evaluate each proposed nominee and the interests, arrangements and objectives of the Persons supporting the nomination; and (c) ensure that all shareholders receive adequate and timely disclosure concerning any proposed nominee and related proxy solicitation.  This Advance Notice Policy will be subject to amendment from time to time.

27.2 Nomination of Directors

27.2.1 Only persons who are nominated in accordance with the procedures set out in this Advance Notice Policy, other than those persons nominated by or at the direction of the Board or by a nominating committee or person appointed by the Board, shall be eligible for election as directors to the Board. Nominations of persons for election to the Board may only be made at an annual meeting of shareholders, or at a special meeting of shareholders called for any purpose which includes the election of directors to the Board, as follows:

(a) by or at the direction of the Board or by a nominating committee or person appointed by the Board, including pursuant to a notice of meeting;

(b) by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Business Corporations Act (British Columbia) (the "Act") or a requisition of a shareholders meeting by one or more shareholders made in accordance with the provisions of the Act; or

(c) by any Person entitled to vote at such meeting (including on behalf of any beneficial shareholder entitled to vote at such meeting) (a "Nominating Shareholder"), who: (i) at the close of business on the date of the giving of the notice provided for in Article 27.2.2 below and on the record date for notice of such meeting, is either entered in the securities register of the Company as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting and provides evidence of such beneficial ownership to the Company and authority to make the nomination on behalf of the registered holder, in each case in form and substance reasonably satisfactory to the Company; and (ii) has given Timely Notice in proper written form as set forth in this Advance Notice Policy.

27.2.2 For a nomination made by a Nominating Shareholder (including a nomination made pursuant to Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) to be a timely notice (a "Timely Notice"), the Nominating Shareholder's notice must be received by the corporate secretary of the Company at the principal executive offices of the Company:

(a) in the case of an annual meeting of shareholders (including an annual and special meeting of shareholders), not earlier than the close of business on the 90th day prior to the first anniversary of the immediately preceding year's annual meeting of shareholders, nor later than the close of business on the 60th day prior to the first anniversary of the immediately preceding year's annual meeting of shareholders; provided, however, that if the date of the annual meeting of shareholders is more than 30 days before or after such anniversary date, not later than the close of business on the 10th day following the day on which the first public announcement of the date of such annual meeting of shareholders is made by the Company; and

(b) in the case of a special meeting (which is not also an annual meeting) of shareholders called for any purpose which includes the election of directors to the Board, not later than the close of business on the 10th day following the day on which the first public announcement of the date of the special meeting of shareholders is made by the Company.

In no event shall an adjournment, postponement, recess or rescheduling of a meeting, or the announcement thereof, commence a new time period for the giving of Timely Notice unless the Board determines otherwise in its discretion, acting reasonably. For the avoidance of doubt, a shareholder shall not be entitled to make additional or substitute nominations following the expiration of the time periods set forth in this Advance Notice Policy. Additionally, a shareholder may not nominate a greater number of nominees than the number to be elected at the annual meeting of shareholders.

27.2.3 To be in proper written form, a Nominating Shareholder's notice to the corporate secretary of the Company must set forth or be accompanied by, as applicable:

(a) as to each person whom the Nominating Shareholder proposes to nominate for election as director (a "Proposed Nominee"):

(i) the name, age and business and residential address of the Proposed Nominee;

(ii) the principal occupation, business or employment of the Proposed Nominee, both present and within the five years preceding the notice;

(iii) whether the Proposed Nominee is a resident Canadian within the meaning of the Act;

(iv) the number of securities of each class of voting securities of the Company or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly, by the Proposed Nominee, and any Related Party of the Proposed Nominee, as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of the notice;

(v) a description of any business or personal interests that would reasonably be expected to place such Proposed Nominee in a potential conflict of interest with the Company or any of its subsidiaries;

(vi) full particulars of any direct or indirect relationship, agreement, commitment, arrangement or understanding (including any direct or indirect financial, compensation, reimbursement or indemnification arrangement, or otherwise) between the Proposed Nominee or any Related Party of the Proposed Nominee on the one hand and any of the Nominating Persons on the other hand, in connection with, or relating to, the Proposed Nominee's nomination and election as a director of the Company , including, without limitation, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K of the Exchange Act if any the Nominating Persons were the "registrant" for purposes of such rule and the Proposed Nominee were a director or executive officer of such registrant;

(vii) full particulars of any agreement, arrangement or understanding with, or any commitment or assurance given to, any Person as to how such Proposed Nominee, if elected as a director of the Company, will act or vote on any issue or question;

(viii) full particulars of any agreement, arrangement or understanding with any Person relating to any direct or indirect interest of the Proposed Nominee in any material contract, transaction or proposed transaction involving the Company or any of its subsidiaries;

(ix) full particulars of any agreement, arrangement or understanding with, or any commitment or assurance given to, any Person other than the Company with respect to any direct or indirect financial or monetary compensation, reimbursement or indemnification in connection with service or action as a director or nominee;

(x) the representation and agreement required by Section 27.3.3 and a written questionnaire with respect to the background and qualifications of the Proposed Nominee, completed by the Proposed Nominee in the form required by the Company (which form the Nominating Shareholder shall request in writing from the corporate secretary of the Company prior to submitting a notice and which the corporate secretary shall provide to such Nominating Shareholder within 10 days after receiving such request) and returned to the corporate secretary of the Company within 10 days of receipt thereof;

(xi) disclosure of any order, judgment, investigation, proceeding, conviction, penalty, sanction, bankruptcy, insolvency, cease trade order or other matter concerning the Proposed Nominee that would be required to be disclosed in a management or dissident proxy circular relating to the election of directors;

(xii) whether such Proposed Nominee has filed or intends to file with any bank or regulatory bodies any notice, application or other filing concerning a change of control of the Company or any of its subsidiaries;

(xiii) the Proposed Nominee's written consent to:

i. being named as a nominee in the notice and in any proxy circular or other public disclosure document relating to the meeting;

ii. serve as a director if elected;

iii. the Company conducting such background and other inquiries as the Board reasonably considers appropriate to verify the information provided and assess the Proposed Nominee's qualifications; and

iv. the public disclosure of information provided under this Advance Notice Policy to the extent reasonably necessary for the Company to comply with applicable law or communicate with shareholders concerning the nomination;

(xiv)  all information necessary to determine whether the Proposed Nominee:

i. is independent under Applicable Securities Laws and the rules of each stock exchange on which securities of the Company are listed;

ii. is eligible to serve on each committee of the Board; and

iii. has any relationship with the Company, any subsidiary, any Nominating Shareholder, any competitor of the Company or any other Person that could reasonably be expected to affect the Proposed Nominee's independence or judgment; and

(xv) any other information relating to the Proposed Nominee that would be required to be disclosed in a dissident proxy circular or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to the Act, Applicable Securities Laws or any stock exchange rules that may be applicable to the Company, including any other information relating to the Proposed Nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14(a) of the Exchange Act, and any rules or regulations promulgated thereunder;

(b) as to each of the Nominating Persons:

(i) their name, age and business and residential address;

(ii) the number of securities of each class of voting securities of the Company or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly, by each of the Nominating Persons as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of the notice;

(iii) their interests in, or rights or obligations associated with, any agreements, arrangements or understandings, the purpose or effect of which is to alter, directly or indirectly, such Nominating Person's economic interest in a security of the Company or such Nominating Person's economic exposure to the Company, including any agreement, arrangement or understanding the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the price of the Company's securities;

(iv) full particulars regarding any direct or indirect proxy, relationship, agreement, commitment, arrangement or understanding (including any direct or indirect financial, compensation, reimbursement or indemnification arrangement, or otherwise), by and among any of the Nominating Persons, and any other Person, relating to the voting of any securities of the Company, the nomination of directors to the Board, including the Proposed Nominee's election, the future service of any Proposed Nominee as a director of the Company if elected, or other business proposed to be brought before the meeting of shareholders, which particulars shall include the name of each other Person who is a party to any such proxy, relationship, agreement, commitment, arrangement or understanding;

(v) to the extent not already disclosed in the notice, identification of the name and address of each other Person who controls, directs or owns, beneficially or of record, shares in the capital of the Company known by any of the Nominating Persons to financially or otherwise materially support the Proposed Nominee's nomination or other business proposed to be brought before the meeting of shareholders (provided, for clarity, that a statement of an intent to vote for, or delivery of a revocable proxy "for" such Proposed Nominee or other business, would not require disclosure under this section, but any direct or indirect solicitation within the meaning of Applicable Securities Laws by such Person in support of such Proposed Nominee would require disclosure under this section), and, to the extent known, the class or series and number of shares in the capital of the Company controlled, directed or owned, beneficially or of record, by each such Person; and

(vi) any other information relating to the Nominating Persons that would be required to be included in a dissident proxy circular or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the Act or as required by Applicable Securities Laws or any stock exchange rules that may be applicable to the Company.

References to "Nominating Shareholder" in this Advance Notice Policy shall be deemed to refer to each shareholder that nominates or seeks to nominate a person for election as director in the case of a nomination proposal where more than one shareholder is involved in making such nomination proposal. All information required to be provided by or in respect of a Nominating Person shall also be provided by or in respect of each other Nominating Person.

27.2.4 The Company may require any Nominating Person or Proposed Nominee to provide such additional information as the Board reasonably determines is necessary to:

(a) verify information submitted under this Advance Notice Policy;

(b) determine the eligibility, qualifications or independence of a Proposed Nominee;

(c) determine whether the nomination complies with this Advance Notice Policy and applicable law; or

(d) permit the Company to comply with its disclosure obligations and prepare its proxy materials.

Any request must identify the additional information sought with reasonable specificity and explain its relevance to the nomination. The requested information must be delivered within 5 business days after the request, or such longer period as the Board may permit.

27.2.5 In addition, to be considered Timely Notice and in proper written form, a Nominating Shareholder must promptly update and supplement its notice so that all information provided or required to be provided under this Advance Notice Policy remains true, complete and correct:

(a) as of the record date for the meeting, with the update delivered not later than five business days after the record date;

(b) as of the date that is five business days before the meeting or any adjournment or postponement of the meeting, with the update delivered not later than three business days before the meeting; and

(c) promptly, and in any event within two business days, after any material change in the information previously provided.

The obligation to update and supplement the notice continues until the conclusion of the shareholder meeting or the earlier withdrawal of the nomination. A Nominating Shareholder must promptly notify the Company if it no longer intends to nominate a Proposed Nominee or solicit proxies in support of the Proposed Nominee.

27.2.6 In addition, if the Nominating Shareholder has delivered to the Company a notice relating to the nomination of directors, the Nominating Shareholder shall deliver to the Company not later than 10 calendar days prior to the date of the meeting or any adjournment or postponement thereof reasonable evidence that it has complied with the requirements of Rule 14a-19 of the Exchange Act (or any successor provision) and the representations made in the nomination notice.

27.2.7 Any notice or other document or information required to be given to the corporate secretary of the Company pursuant to this Advance Notice Policy may only be given by personal delivery, or electronic communication, and shall be deemed to have been given and made only at the time it is served by personal delivery to the corporate secretary at the address of the principal executive offices of the Company, or sent by electronic communication to the corporate secretary of the Company provided that receipt of confirmation of such communication has been received; provided that if such delivery is made on a day which is a not a business day or later than 5:00 p.m. (Toronto time) on a day which is a business day, then such delivery shall be deemed to have been made on the next following day that is a business day.

27.3 Eligibility and Compliance

27.3.1 The chair of any meeting of shareholders of the Company shall have the power and duty to determine whether any proposed nomination is made in accordance with the provisions of this Advance Notice Policy, and if any proposed nomination is not in compliance with such provisions, to declare that such defective nomination shall be disregarded.

27.3.2 No Person shall be eligible for election as a director of the Company unless nominated in accordance with the provisions of this Advance Notice Policy; provided, however, that nothing in this Advance Notice Policy shall be deemed to preclude discussion by a shareholder at a meeting of shareholders of any other matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the Act (as distinct from the nomination of directors).

27.3.3 To be eligible to be a nominee for election or reelection as a director of the Company, every candidate for nomination must have previously delivered (in accordance with the time periods prescribed for delivery of Timely Notice under Section 27.2.2 of this Advance Notice Policy) to the corporate secretary of the Company at the principal executive offices of the Company a written representation and agreement (in form provided by the Company within 10 days following a written request of any shareholder of record identified by name) that such candidate for nomination:

(a) is not and, if elected as a director during his or her term of office, will not become a party to:

(i) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any Person as to how such candidate for nomination, if elected as a director of the Company, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the Company; or

(ii) any Voting Commitment that could limit or interfere with such candidate for nomination's ability to comply, if elected as a director of the Company, with such candidate for nomination's fiduciary duties under applicable law,

(b) is not, and will not become a party to, any agreement, arrangement or understanding with any Person other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service as a director of the Company that has not been disclosed to the Company; and

(c) if elected as a director of the Company, will comply with all applicable rules of the exchanges upon which the securities of the Company are listed and all applicable corporate governance, conflict of interest, confidentiality, share ownership and trading and other policies and guidelines of the Company applicable to directors and in effect during such Person's term in office as a director of the Company (and, if requested by any candidate for nomination, the corporate secretary of the Company shall provide to such candidate for nomination all such policies and guidelines then in effect).

27.3.4 Notwithstanding the foregoing, the Board may, in its sole discretion, waive all or any requirements in this Advance Notice Policy.

27.3.5 Notwithstanding the foregoing provisions, unless otherwise required by law or otherwise determined by the Board, if the election of a Proposed Nominee would cause the Company to be in violation of the Company's constating documents, or any applicable provincial, or federal law, rule, regulation, or listing standard, then such nomination or nominations shall be disregarded, and no vote on such Proposed Nominee shall occur, notwithstanding that proxies in respect of such vote may have been received by the Company.

27.4 Soliciting Proxies

27.4.1 Any shareholder soliciting proxies from other shareholders must use a proxy card color other than white, which shall be reserved for the exclusive use of the Board.

27.4.2 If any of the Nominating Persons will solicit proxies for a nominee or nominees other than the Company's nominees in accordance with Rule 14a-19 of the Exchange Act, such Nominating Person's notice must additionally provide: (i) all other information required by Rule 14a-19; (ii) a written representation and undertaking that such Nominating Person intends to deliver a proxy statement and/or form of proxy to holders of shares representing at least 67% of the voting rights of the shares entitled to vote generally in the election of directors in accordance with Rule 14a-19, and that a statement to such effect will be included in such Nominating Person's proxy statement; and (iii) a written representation and undertaking that such Nominating Person will comply with all requirements of the Applicable Securities Laws, including but not limited to Rule 14a-19 of the Exchange Act and all other requirements of Regulation 14A (as such rule and regulations may be amended or interpreted from time to time by the Securities and Exchange Commission (the "SEC"), including through any SEC staff interpretations related thereto). In addition, such Nominating Person shall provide the Company a written certification within 10 calendar days prior to the meeting for the election of directors (or any adjournment or postponement thereof) with reasonable documentary evidence that such Nominating Person has complied with the representations and undertakings made pursuant to the foregoing subsections (ii) and (iii). If none of the Nominating Persons will solicit proxies for a nominee or nominees other than the Company's nominees in accordance with Rule 14a-19, such Nominating Person's notice must include a representation as to whether any Nominating Person intends or is part of a group which intends to conduct an exempt solicitation pursuant to Rule 14a-2(b)(2) of the Exchange Act.

27.5 Definitions, Amendments and Interpretation

27.5.1 For the purposes of this Advance Notice Policy (Article 27 of these Articles):

(a) "Applicable Securities Laws" means the applicable securities legislation of each relevant province and territory of Canada, as amended from time to time, the rules regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commissions and similar regulatory authorities of each province and territory of Canada, the U.S. Securities Act of 1933, as amended, and the Exchange Act, and in each case the rules, regulations and forms promulgated thereunder, and the rules and regulations of each stock exchange on which securities of the Company are listed;

(b) "Beneficial Owner" means, if the Nominating Shareholder is acting on behalf of one or more beneficial owners of shares, each such beneficial owner holding 10% or more of the equity securities of such Nominating Shareholder;

(c) "Nominating Persons" means, collectively, (a) the Nominating Shareholder, (b) each Beneficial Owner, if any, and (c) each Related Party of the Nominating Shareholder and each Beneficial Owner;

(d) "Person" means any individual, partnership, corporation, company, association, trust, joint venture or limited liability company;

(e) "Public Announcement" means disclosure in a press release disseminated by the Company through a national news service in Canada and the United States, or in a document filed by the Company for public access under its profile on the System of Electronic Document Analysis and Retrieval at www.sedarplus.ca or on EDGAR at www.sec.gov/edgar.shtml; and

(f) "Related Party" or "Related Parties" means with respect to any Person, such Person's affiliates and associates and any other Person with whom such Person is acting jointly or in concert (as defined in Applicable Securities Laws) with respect to the Company or its securities.

27.5.2 This Advance Notice Policy (Article 27 of these Articles) may only be amended by special resolution.

27.5.3 This Advance Notice Policy shall be interpreted in a manner consistent with the Act, Applicable Securities Laws and the rules of each stock exchange on which securities of the Company are listed. If any provision of this Advance Notice Policy is held to be invalid, void or unenforceable for any reason, such provision shall be severed and shall not affect the validity or enforceability of the remaining provisions, which shall continue in full force and effect. If any provision conflicts with a mandatory requirement of applicable law, the mandatory requirement shall prevail to the extent of such conflict and the remaining provisions shall continue in effect.

28. Special Rights and Restrictions

28.1 Authorized Share Structure

The authorized share structure of the Company consists of an unlimited number of Common Shares without par value (the "Common Shares") and an unlimited number of Preferred Shares without par value, issuable in series (the "Preferred Shares"), of which the following series have been created: Series H and Series I Preferred Shares. The special rights and restrictions attaching to the Common Shares are set out in Article 28.2, the general provisions governing the Preferred Shares are set out in Article 28.3, and the special rights and restrictions attaching to each series of Preferred Shares are set out in Articles 28.4 and 28.5.

28.2 Common Shares

28.2.1 Dividends

Subject to the special rights and restrictions attaching to the Preferred Shares and to any other shares ranking prior to the Common Shares, the holders of the Common Shares are entitled to receive dividends if, as and when declared by the directors out of the assets of the Company properly applicable to the payment of dividends, in such amount and in such form as the directors may from time to time determine, and all dividends declared on the Common Shares shall be declared and paid in equal amounts per share on all Common Shares then outstanding.

28.2.2 Liquidation, Dissolution or Winding-Up.

Subject to the special rights and restrictions attaching to the Preferred Shares and to any other shares ranking prior to the Common Shares, in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs, the holders of the Common Shares are entitled to receive the remaining property and assets of the Company.

28.2.3 Voting Rights.

The holders of the Common Shares are entitled to receive notice of and to attend all meetings of the shareholders of the Company (except meetings at which only holders of another class or series of shares are entitled to vote separately as a class or series) and have one vote in respect of each Common Share held at all such meetings.

28.3 Preferred Shares

28.3.1 The Preferred Shares may be issued at any time and from time to time in one or more series. Subject to these Articles, the directors are authorized to fix the number of shares in each series of Preferred Shares and to determine the designation, rights, privileges, restrictions and conditions attaching to each series of the Preferred Shares which may include, without limitation:

(a) the consideration for which each series of Preferred Shares are to be issued;

(b) the rate, amount, method of calculation and payment of any dividends, whether cumulative or non-cumulative, and whether such rate, amount, method of calculation or payment is subject to change or adjustment in the future;

(c) voting rights, if any;

(d) any rights upon a dissolution, liquidation or winding-up of the Company or upon any other return of capital or distribution of the assets of the Company among its shareholders for the purpose of winding-up its affairs;

(e) any rights of redemption, retraction or purchase for cancellation and the prices and terms and conditions of any such rights;

(f) any rights of conversion, exchange or reclassification and the terms and conditions of any such rights, if applicable; and

(g) any other rights, privileges, restrictions and conditions not inconsistent with these share provisions, attaching to such series of Preferred Shares.

28.3.2 No rights, privileges, restrictions or conditions attached to any series of Preferred Shares shall confer upon the shares of such series a priority in respect of dividends or distribution of assets or return of capital in the event of the liquidation, dissolution or winding-up of the Company over the shares of any other series of Preferred Shares. The Preferred Shares of each series shall, with respect to the right to payment of dividends and the distribution of assets or return of capital in the event of liquidation, dissolution or winding up of the Company, rank on a parity with the Preferred Shares of every other series.

28.3.3 The Preferred Shares of each series shall be entitled to a preference and priority over the Common Shares in respect of dividends or distribution of assets or return of capital in the event of the liquidation, dissolution or winding-up of the Company.

28.4 Series H Preferred Share Provisions

28.4.1 Definitions. In these Series H Preferred Share Provisions, the following words and phrases shall have the following meanings:

(a) "Accrued and Unpaid Dividends" means the aggregate (without duplication) of (i) all unpaid dividends on the Series H Preferred Shares for any dividend period; and (ii) the amount calculated as though dividends on each Series H Preferred Share had been accruing on a day to day basis from and including the end of the most recent fiscal quarter of the Company up to and including the date to which the computation of accrued dividends is to be made;

(b) "Act" means the Business Corporations Act (British Columbia), as now enacted or as it may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein to specific provisions thereof shall be read as referring to such amended, re-enacted or replaced provisions);

(c) "Aggregate Consideration" has the meaning given thereto in Article 28.4.6(b);

(d) "As Adjusted" with respect to any share or per share amount, means subject to appropriate adjustment from the date hereof in the event of any stock dividend, stock split, consolidation, combination, conversion, exchange, reclassification, substitution or other similar recapitalization with respect to the applicable shares;

(e) "Business Day" means a day other than a Saturday, Sunday or any other statutory holiday in the City of New York, New York or in the City of Toronto, Ontario;

(f) "Common Shares" means the common shares of the Company;

(g) "Deemed Liquidation" has the meaning given thereto in Article 28.4.6;

(h) "Holder" in respect of any Series H Preferred Share, means the registered holder thereof;

(i) "Initial Issue Date" means the date of initial issuance of Series H Preferred Shares;

(j) "Series H Conversion Rate" at any time means the number of Common Shares into which one Series H Preferred Share may be converted, as may be equitably adjusted from time to time pursuant to these Series H Preferred Share Provisions for stock splits, dividends and similar combinations or subdivisions applicable to all Common Shares;

(k) "Series H Subscription Price" of each Series H Preferred Share means US$1,000, as adjusted;

(l) "Series H Preferred Holder Approval" means the approval of the Holders of the Series H Preferred Shares given in writing by the Holders of a majority of the outstanding Series H Preferred Shares (or such greater percentage as may be required by applicable law) or by a resolution passed by a majority of the votes cast by the Holders of Series H Preferred Shares who voted in respect of that resolution (or such greater percentage as may be required by applicable law);

(m) "Series H Preferred Shares" means the Series H Preferred Shares of the Company; and

(n) "Stock Option Plan" means (i) any performance incentive plan, stock option plan or stock purchase plan of the Company that either (x) has been approved by the board of directors and the shareholders of the Company prior to the Initial Issue Date of first issuance of a Preferred Share or (y) is approved by the board of directors and the Holders by way of Preferred Holder Approval and, in either of(x) or (y) above, as such plan or plans may be amended, replaced or substituted from time to time with approval of the board of directors and the Holders by way of Preferred Holder Approval; and (ii) the Company's 2015 performance incentive plan, as it may be amended as described in the definitive proxy statement and information circular filed with the Securities Exchange Commission on September 27,2018.

28.4.2 Dividends. The Holders of the Series H Preferred Shares shall not be entitled to receive a dividend.

28.4.3 Cancellation of Shares. Series H Preferred Shares that are redeemed by the Company pursuant to any of the provisions hereof shall be cancelled on and as of the date of such redemption.

28.4.4 Voting Rights. The Holders of the Series H Preferred Shares shall be entitled to receive notice of, to attend (in a non-voting capacity) all meetings of the shareholders of the Company, other than at meetings of the Holders of any other class of shares meeting separately as a class. Other than with respect to the matters contained herein which specifically provide the Holders with certain limited voting rights, no Holder shall have any right to any vote with respect to the Series H Preferred Shares.

28.4.5 Conversion.

(a) Conversion and Adjustments

Upon and subject to the terms and conditions set out in this Article 28.4.5(a), the Holder or any affiliate thereof shall have the right, provided (and only if and to the extent) that prior shareholder approval of the issuance of all Common Shares issuable upon conversion of the Series H Preferred Shares has been obtained in accordance with the rules of the Nasdaq Stock Market and/or any other exchange on which the Common Shares are then traded, to convert all or any part of its Series H Preferred Shares into the number of fully paid and non-assessable Common Shares that is equal to the number of Series H Preferred Shares to be converted multiplied by the Series H Conversion Rate in effect on the date of conversion. Unless and until adjusted in accordance with these Series H Preferred Share Provisions, the Series H Conversion Rate shall be equal to 1:1,000, meaning, for the avoidance of doubt, that each Series H Preferred Share shall be convertible into 1,000 Common Shares.

Notwithstanding any other provision of this Article 28.4.5(a), the Company shall not effect the conversion by the Holder, any of its affiliates or any member of a Section 13(d) "group" with the Holder of any Series H Preferred Shares, and each of the Holder, its affiliates and any member of a Section 13(d) group with the Holder shall not have the right to convert any Series H Preferred Shares, to the extent that after giving effect to such conversion, the Holder, together with any of the Holder's affiliates and any other member of a Section 13(d) group with the Holder, would beneficially own in excess of 9.99% (the "Maximum Percentage") of the Common Shares outstanding immediately after giving effect to such conversion; provided, however, that the Holder may upon providing the Company with at least 61 days' prior written notice, increase or decrease the Maximum Percentage. For purposes of the foregoing sentence, the aggregate number of Common Shares beneficially owned by the Holder, its affiliates and any member of a Section 13(d) group with the Holder shall include the number of Common Shares issuable upon conversion of the Series H Preferred Shares with respect to which the determination of such sentence is being made, but shall exclude Common Shares which would be issuable upon (i) conversion of the remaining, unconverted Series H Preferred Shares held by the Holder, its affiliates or a member of a Section 13(d) group with the Holder and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the Holder, its affiliates or members of a Section 13(d) group with the Holder (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. For purposes of this paragraph, beneficial ownership and whether the Holder is a member of a Section 13(d) group shall be calculated and determined in accordance with Section 13(d) of the U.S. Securities Exchange Act of I 934, as amended, and the rules promulgated thereunder. For purposes of this paragraph, in determining the number of outstanding Common Shares, the Holder may rely on the number of outstanding Common Shares as reflected in (1) the Company's most recent Form 10-K, Form 10-Q, Form 8-K or other public filing with the U.S. Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company setting forth the number of Common Shares outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within two (2) business days confirm to the Holder the number of Common Shares then outstanding. The Holder shall disclose to the Company the number of Common Shares that it, its affiliates or any member of a Section 13(d) group with the Holder owns and has the right to acquire through the exercise or conversion of derivative securities and any limitations on exercise or conversion analogous to the limitation contained herein contemporaneously or immediately prior to a proposed conversion of any Series H Preferred Shares.

A third party transferee unaffiliated with the Holder or any of its affiliates may, at any time, convert all or any part of the Series H Preferred Shares held by such third party transferee into the number of fully paid and non-assessable Common Shares that is equal to the number of Series H Preferred Shares to be converted multiplied by the Series H Conversion Rate in effect on the date of conversion; provided that, (x) after such conversion, the Common Shares issuable upon such conversion, together with all Common Shares held by such third party transferee that are or would be deemed to be aggregate under the rules of the Nasdaq Stock Market, in the aggregate would not exceed 19.9% of the total number of Common Shares of the corporation then outstanding and (y) such conversion and issuance would not otherwise violate or cause the Company to violate the Company's obligations under the rules or regulations of the Nasdaq Capital Market.

(b) Avoidance of Fractional Shares

In any case where a fraction of a Common Share would otherwise be issuable on conversion of one or more Series H Preferred Shares, the Company shall adjust such fractional interest by the payment to the Holder of an amount in cash equal to the then current market value of such fractional interest, as determined by the board of directors.

(c) Reservation of Common Shares

So long as any of the Series H Preferred Shares are outstanding and entitled to the right of conversion herein provided, the Company shall at all times reserve a sufficient number of unissued Common Shares to enable all of the Series H Preferred Shares outstanding to be converted upon the basis and upon the terms and conditions herein provided in this Article 28.4.5.

28.4.6 Liquidation, Dissolution or Winding-Up.

(a) In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding-up its affairs, the Series H Preferred Shares shall entitle each of the Holders thereof to receive an amount equal to the Series H Subscription Price per Series H Preferred Share plus the amount of the Accrued and Unpaid Dividends, the whole to be paid before any amount is paid or any assets of the Company are distributed to the holders of Common Shares or any other shares ranking junior to the Series H Preferred Shares on any such liquidation, dissolution, winding-up or distribution. Upon payment of the amounts so payable to them, the Holders of Series H Preferred Shares shall not be entitled to share in any further distribution of assets of the Company.

(b) For the purposes of Article 28.4.6(a) above, a liquidation, dissolution, or winding up of the Corporation shall be deemed to occur (each a "Deemed Liquidation") upon: (i) a sale, conveyance, exclusive license or other disposition of all or substantially all of the undertaking, prope1iy or assets (including, without limitation, the material intellectual property) of the Company, where the shareholders of the Company immediately prior to the transaction do not collectively own, directly or indirectly, a majority interest in any purchasing or acquiring entity following the transaction; (ii) a merger or amalgamation of the Company with or into, or consolidation of the Company with, any other corporation in which the shareholders of the Company immediately prior to the transaction do not collectively own, directly or indirectly, a majority of the voting power of the surviving corporation following the transaction; or (iii) the sale, exchange or other disposition of the outstanding Common Shares of the Company or any reorganization or other transaction in which the shareholders of the Company immediately prior to the transaction do not own, directly or indirectly, a majority of the voting power of the surviving corporation following the transaction. In the event of a Deemed Liquidation where the nature of the transaction is such that the consideration (whether in the form of cash, securities or other property) in connection with such Deemed Liquidation would be receivable by the shareholders of the Company, then the Holders of the Series H Preferred Shares shall be entitled to receive at the closing of such Deemed Liquidation such portion of the aggregate consideration (whether in the form of cash, securities or other property) receivable by the shareholders of the Company in connection with such Deemed Liquidation (the "Aggregate Consideration") as is required by applying Article 28.4.6(a) to the distribution and payment of the Aggregate Consideration in the same manner as the assets of the Company are required to be distributed among its shareholders in the event of a liquidation, dissolution or winding up in accordance with such section.

(c) The Company shall provide the Holders with at least ten (10) Business Days' prior written notice of the consummation of any Deemed Liquidation.

28.4.7 Additional Restrictions.

The Common Shares shall rank junior to the Series H Preferred Shares and shall be subject in all respects to the rights, privileges, restrictions and conditions attaching to the Series H Preferred Shares.

So long as any of the Series H Preferred Shares are outstanding, except as specifically contemplated in the Series H Preferred Share Provisions, the Company shall not, without the approval of a majority of the Holders (with each such share having one vote):

(a) redeem or call for redemption, purchase or otherwise pay off, retire or make any return of capital in respect of any shares of the Company ranking as to capital junior to the Series H Preferred Shares (other than with respect to Common Shares issued pursuant to a Stock Option Plan in connection with the cessation of service of the holder of such shares);

(b) redeem or call for redemption, purchase or otherwise pay off, retire or make any return of capital in respect of any shares, ranking as to the payment of dividends or return of capital on a parity with the Series H Preferred Shares; or

(c) issue any additional Series H Preferred Shares in excess of the number of Series H Preferred Shares authorized for issuance as of the Initial Issue Date, or securities convertible or exchangeable for Series H Preferred Shares, or any shares or securities convertible or exchangeable therefor ranking as to the payment of dividends or the return of capital prior to or on a parity with the Series H Preferred Shares.

28.4.8 Modification. Subject to the provisions of the Act, the rights, privileges, restrictions and conditions attaching to the Series H Preferred Shares may be deleted, varied, modified, amended or amplified with prior Series H Preferred Holder Approval.

28.4.9 Miscellaneous.

(a) Notices

Any notice required or permitted to be given to any Holder shall be delivered by courier to such Holder at its address as it appears on the records of the Company or in the event of the address of any such Holder not so appearing, then to the last address of such Holder known to the Company.

(b) Gender, etc.

Words importing only the singular number include the plural and vice versa and words importing any gender include all genders.

(c) Currency

All monetary amounts referred to herein shall be in lawful money of the United States unless otherwise indicated.

(d) Headings

The division of these Series H Preferred Share Provisions into sections, paragraphs or other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

(e) Business Day

In the event that any date upon which any dividends on the Series H Preferred Shares are payable by the Company, or upon or by which any other action is required to be taken by the Company or any Holder hereunder, is not on a Business Day or during a Business Day, then such dividend shall be payable or such other action shall be required to be taken on or by the next succeeding day which is a Business Day.

28.5 Series I Preferred Share Provisions

28.5.1 Definitions. In these Series I Preferred Share Provisions, the following words and phrases shall have the following meanings:

(a) "Act" means the Business Corporations Act (British Columbia), as now enacted or as it may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein to specific provisions thereof shall be read as referring to such amended, re-enacted or replaced provisions);

(b) "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act;

(c) "Arrangement Agreement" means that certain arrangement agreement, dated as of March 5, 2026, by and among the Company, Cathedra Bitcoin Inc. and S3D Acquisition Corp.;

(d) "Business Day" means a day other than a Saturday, Sunday or any other statutory holiday in the City of New York, New York or in the City of Toronto, Ontario;

(e) "Closing Sale Price" means, for any security as of any date, the last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price (as the case may be) then the last trade price of such security prior to 4:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined by the Company. All such determinations shall be appropriately adjusted for any stock dividend, stock split, consolidation, combination, conversion, exchange, reclassification, substitution or other similar recapitalization during such period;

(f) "Commission" means the U.S. Securities and Exchange Commission;

(g) "Common Shares" means the common shares of the Company;

(h) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

(i) "Holder" in respect of any Series I Preferred Share, means the registered holder thereof;

(j) "Initial Issue Date" means the date of initial issuance of Series I Preferred Shares;

(k) "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind;

(l) "Principal Market" means, as of any time of determination, the principal Trading Market, if any, in which the Common Shares are listed or quoted for trading on the date in question;

(m) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

(n) "Series H Preferred Shares" means the Series H Preferred Shares, no par value, of the Company;

(o) "Series I Conversion Rate" at any time means the number of Common Shares into which one Series I Preferred Share may be converted, as may be equitably adjusted from time to time pursuant to these Series I Preferred Share Provisions for stock splits, dividends and similar combinations or subdivisions applicable to all Common Shares;

(p) "Series I Preferred Holder Approval" means the approval of the Holders of the Series I Preferred Shares given in writing by the Holders of a majority of the outstanding Series I Preferred Shares (or such greater percentage as may be required by applicable law) or by a resolution passed by a majority of the votes cast by the Holders of Series I Preferred Shares who voted in respect of that resolution (or such greater percentage as may be required by applicable law);

(q) "Series I Preferred Shares" means the Series I Preferred Shares, no par value, of the Company;

(r) "Trading Day" means a day on which the Principal Market is open for business;

(s) "Trading Market" means any of the following markets or exchanges: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing);

(t) "Transfer Agent" means TMX Equity Transfer, and any successor transfer agent of the Company;

(u) "Year 1 Dividend Rate" means 8.00%;

(v) "Year 2 Dividend Rate" means 8.00%; and

(w) "Year 3 Dividend Rate" means 8.00%.

28.5.2 Dividends. Subject to the rights of the holders of any Series H Preferred Shares, until the thirty-six (36) month anniversary of the Initial Issue Date, the Holders of outstanding Series I Preferred Shares shall be entitled to receive, except to the extent prohibited by applicable law governing distributions to shareholders, dividends payable annually on June 1st of each applicable calendar year (provided, however, that if such date is not a Business Day, the relevant annual dividend shall be payable on the first Business Day following such date) (each date a "Series I Annual Dividend Payment Date"), which dividends shall be paid in Series I Preferred Shares (such shares, the "PIK Shares"), at (i) the Year 1 Dividend Rate for the first twelve (12) months following the Initial Issue Date, (ii) the Year 2 Dividend Rate for the second twelve (12) months following the Initial Issue Date, and (iii) the Year 3 Dividend Rate for the third twelve (12) months following the Initial Issue Date, in each case rounded down to the nearest whole share. For the avoidance of doubt, (a) the number of PIK Shares issuable to each Holder on each Series I Annual Dividend Payment Date shall be calculated based on the number of Series I Preferred Shares held by such Holder on the applicable Series I Annual Dividend Payment Date and (b) the Holders of Series I Preferred Shares shall have no right to receive dividends following the thirty-six (36) month anniversary of the Initial Issue Date.

28.5.3 Cancellation of Shares. Series I Preferred Shares that are redeemed by the Company pursuant to any of the provisions hereof shall be cancelled on and as of the date of such redemption.

28.5.4 Voting Rights. The Holders of Series I Preferred Shares shall be entitled to receive notice of, and to attend (in a non-voting capacity) all meetings of shareholders of the Company, other than a meeting of the Holders of any other class of shares meeting separately as a class (but for certainty, Holders shall be entitled to receive notice of, and to attend (in a non-voting capacity) all meetings of holders of Common Shares. Other than with respect to the matters contained herein which specifically provide the Holders with certain limited voting rights and except as otherwise required by law, the Series I Preferred Shares shall have no voting rights.

28.5.5 Conversion.

(a) Conversion and Adjustments.

Upon and subject to the terms and conditions set out in this Article 28.5.5(a), the Holder shall have the right to convert all or any part of its Series I Preferred Shares, other than any PIK Shares, into the number of fully paid and non-assessable Common Shares that is equal to (i) the number of Series I Preferred Shares to be converted, multiplied by (ii) the Series I Conversion Rate in effect on the applicable Conversion Date (as defined below) (the "Conversion Shares"), provided that the Holder may effect such conversion only to the extent permitted by the following schedule:

(i) on or after the date that is the twelve (12) month anniversary of the Initial Issue Date, up to 33-1/3% of the Series I Preferred Shares issued to such Holder on the Initial Issue Date (excluding PIK Shares);

(ii) on or after the date that is the twenty-four (24) month anniversary of the Initial Issue Date, up to an aggregate of 66-2/3% of the Series I Preferred Shares issued to such Holder on the Initial Issue Date (excluding PIK Shares); and

(iii) on or after the date that is the thirty-six (36) month anniversary of the Initial Issue Date, up to an aggregate of 100% of the Series I Preferred Shares issued to such Holder on the Initial Issue Date (excluding PIK Shares).

On or after the thirty-six (36) month anniversary of the Initial Issue Date, upon and subject to the terms and conditions set out in this Article 28.5.5(a), the Holder shall have the right to convert all or any part of the PIK Shares into the number of fully paid and non- assessable Common Shares that is equal to the number of PIK Shares to be converted multiplied by the Series I Conversion Rate in effect on the date of conversion. Unless and until adjusted in accordance with these Series I Preferred Share Provisions, the Series I Conversion Rate shall be equal to 1:1, meaning, for the avoidance of doubt, that each Series I Preferred Share shall be convertible into one (1) Common Share, subject to appropriate adjustment from the date hereof in the event of any stock dividend, stock split, consolidation, combination, conversion, exchange, reclassification, substitution or other similar recapitalization with respect to the Common Shares.

Notwithstanding anything to the contrary contained in this Article 28.5.5(a) (including the foregoing conversion schedule and the limitation on conversion of PIK Shares prior to the thirty-six (36) month anniversary of the Initial Issue Date), if Joel Block ceases to be the Chief Executive Officer of the Company as a result of (x) a termination without cause, (y) Mr. Block's resignation for Good Reason (as defined in his applicable employment agreement with the Company at such time) or (z) Mr. Block's entry into a mutually agreed upon separation agreement with the Company and/or is not included on the management slate of directors of the Company at any shareholders meeting, then, effective upon such occurrence, the Holder shall have the right to convert, in whole or in part and at any time thereafter, all of its Series I Preferred Shares, including any and all PIK Shares issued (or paid) to the Holder on or prior to such time, into Common Shares at the Series I Conversion Rate in effect on the applicable Conversion Date, in each case upon and subject to the terms and conditions set out in this Article 28.5.5(a).

The Company shall not issue any Common Shares upon conversion of any Series I Preferred Shares or otherwise pursuant to the terms of these Series I Preferred Share Provisions, if the issuance of such Common Shares would exceed the aggregate number of Common Shares which the Company Company may issue upon conversion of the Series I Preferred Shares without breaching the Company's obligations under the rules and regulations of the Principal Market (the maximum number of Common Shares which may be issued without violating such rules and regulations, the "Exchange Cap"), except that such limitation shall not apply in the event that the Company obtains the approval of its shareholders as required by the applicable rules and regulations of the Principal Market for issuances of Common Shares in excess of such amount. Until such approval is obtained, no Holder shall be issued in the aggregate, upon conversion of any Series I Preferred Shares, Common Shares in an amount greater than the product of (i) the Exchange Cap as of the Initial Issue Date multiplied by (ii) the quotient of (1) the aggregate number of Series I Preferred Shares issued to such Holder on the Initial Issue Date, divided by (2) the aggregate number of shares of Series I Preferred Shares outstanding as of the Initial Issue Date (with respect to each Holder, the "Exchange Cap Allocation"). In the event that any Holder shall sell or otherwise transfer any of such Holder's Series I Preferred Shares, the transferee shall be allocated a pro rata portion of such Holder's Exchange Cap Allocation with respect to such portion of such Series I Preferred Shares so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation so allocated to such transferee.

Under no circumstance shall the Company be required to settle the Series I Shares in cash. The Company is permitted to settle Series I Preferred Shares in unregistered shares of Common Shares.

(b) Avoidance of Fractional Shares

In any case where a fraction of a Common Share would otherwise be issuable on conversion of one or more Series I Preferred Shares, the Company shall adjust such fractional interest by rounding down to the nearest whole share.

(c) Reservation of Common Shares

So long as any of the Series I Preferred Shares are outstanding and entitled to the right of conversion herein provided, the Company shall at all times reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of effecting such conversion, a sufficient number of unissued Common Shares to enable all of the Series I Preferred Shares outstanding to be converted upon the basis and upon the terms and conditions herein provided in this Article 28.5.5.

(d) Mechanics of Conversion

(i) To effect a conversion, a Holder shall deliver to the Company (or, at the Company's direction, the Transfer Agent) a written notice of conversion in substantially the form attached as Annex A (a "Notice of Conversion"), duly completed and executed, specifying (i) the number of Series I Preferred Shares the Holder elects to convert, (ii) the name(s) in which the Conversion Shares are to be registered, and (iii) delivery instructions, including, if applicable, DWAC instructions.

(ii) A conversion shall be deemed to have been effected (the "Conversion Date") as of the close of business in New York, New York on the date a properly completed Notice of Conversion is received by the Company (or the Transfer Agent, if applicable).

(iii) As of the Conversion Date, (i) the Series I Preferred Shares converted shall be deemed cancelled and the rights of the Holder with respect to such converted Series I Preferred Shares shall cease, and (ii) the Holder shall be deemed to be the holder of record of the Conversion Shares issuable upon such conversion.

(iv) In the case of any partial conversion, the Company shall cause the Transfer Agent to issue and deliver to the Holder evidence of the number of Series I Preferred Shares remaining outstanding after giving effect to such conversion.

(e) Delivery of Conversion Shares

Within three (3) Trading Days following the Conversion Date (the "Share Delivery Date"), the Company shall cause the Transfer Agent to deliver the Conversion Shares to the Holder in accordance with the delivery instructions set forth in the Notice of  Conversion (including, if applicable, by DWAC). The Company shall be responsible for all fees of the Transfer Agent associated with such issuance and delivery; provided that the Holder shall be responsible for any transfer taxes that may be payable with respect to any issuance in a name other than the Holder.

28.5.6 Liquidation, Dissolution, Winding-Up, Merger, Sale or Disposition

(a) In the event of an ordinary liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding-up its affairs, the Series I Preferred Shares shall entitle each of the Holders thereof to receive an amount per Series I Preferred Share equal to the greater of (i) the Closing Sale Price of the Common Shares on the Trading Day immediately preceding such ordinary liquidation, dissolution or winding-up of the Company and (ii) the amount that such Holder would have been entitled to receive in such ordinary liquidation, dissolution or winding-up of the Company, if such Series I Preferred Share had been converted into Common Shares immediately prior thereto, the whole to be paid before any amount is paid or any assets of the Company are distributed to the holders of Common Shares or any other shares ranking junior to the Series I Preferred Shares on any such ordinary liquidation, dissolution, winding-up or distribution. Upon payment of the amounts so payable to them in the event of an ordinary liquidation, dissolution or winding-up of the Company, the Holders of Series I Preferred Shares and Common Shares shall not be entitled to share in any further distribution of assets of the Company.

(b) A deemed liquidation (each a "Deemed Liquidation") shall be deemed to occur upon any other liquidation, dissolution, or winding up of the Company, other than an ordinary liquidation covered by Article 28.5.6(a) above, in connection with (i) a sale, conveyance, exclusive license or other disposition of all or substantially all of the undertaking, property or assets (including, without limitation, the material intellectual property) of the Company, where the shareholders of the Company immediately prior to the transaction do not collectively own, directly or indirectly, a majority interest in any purchasing or acquiring entity following the transaction; (ii) a merger or amalgamation of the Company with or into, or consolidation of the Company with, any other corporation in which the shareholders of the Company immediately prior to the transaction do not collectively own, directly or indirectly, a majority of the voting power of the surviving corporation following the transaction; or (iii) the sale, exchange or other disposition of the outstanding Common Shares of the Company or any reorganization or other transaction in which the shareholders of the Company immediately prior to the transaction do not own, directly or indirectly, a majority of the voting power of the surviving corporation following the transaction. In the event of a Deemed Liquidation where the nature of the transaction is such that the consideration (whether in the form of cash, securities or other property) in connection with such Deemed Liquidation would be receivable by the shareholders of the Company, then all distributions and payments in respect of such Deemed Liquidation shall be made to the holders of Series I Preferred Shares and Common Shares on a pro rata basis, treating all outstanding Series I Preferred Shares as if they had been converted into of Common Shares immediately prior to such Deemed Liquidation. The Holders of the Series I Preferred Stock and holders of Common Shares (which, for the avoidance of doubt, constitute all shares of the Company's capital stock junior to the Series H Preferred Shares as of the date of creation of the Series I Preferred Shares) shall receive at the closing of such Deemed Liquidation such portion of the aggregate consideration (whether in the form of cash, securities or other property) receivable by the shareholders of the Company in connection with such Deemed Liquidation (the "Aggregate Consideration") on a pro rata basis, treating all outstanding Series I Preferred Shares as if they had been converted into Common Shares immediately prior to such Deemed Liquidation. As a result, Holders of Series I Preferred Shares and holders of Common Shares shall be entitled to the same form of Aggregate Consideration upon the occurrence of a Deemed Liquidation.

(c) The Company shall provide the Holders with at least ten (10) Business Days' prior written notice of the consummation of any Deemed Liquidation.

28.5.7 Additional Restrictions

Except as provided in Article 28.5.6, the Common Shares shall rank junior to the Series I Preferred Shares and shall be subject in all respects to the rights, privileges, restrictions and conditions attaching to the Series I Preferred Shares. The Series H Preferred Shares shall rank senior to the Series I Preferred Shares.

Until the date following the thirty-six (36) month anniversary of the Initial Issue Date, except as specifically contemplated by these Series I Preferred Share Provisions, the Company shall not, without the approval of a majority of Holders (with each such share having one vote):

(a) make any return of capital in respect of any shares of the Company ranking as to capital junior to the Series I Preferred Shares, except if a return of capital is made with respect to the Common Shares and the Holders are entitled to participate in such return of capital on a pari passu basis with the holders of Common Shares; provided, that the foregoing shall not restrict the Company from redeeming or otherwise repurchasing common share purchase warrants or any other securities convertible into or exchangeable for Common Shares; and

(b) make any return of capital in respect of any shares, ranking as to payment of dividends or return of capital on a parity with the Series I Preferred Shares, except if a return of capital is made with respect to the Common Shares and the Holders are entitled to participate in such return of capital on a pari passu basis with the holders of Common Shares; provided, that the foregoing shall not restrict the Company from redeeming or otherwise repurchasing common share purchase warrants or any other securities convertible into or exchangeable for Common Shares.

28.5.8 Modification. Subject to the provisions of the Act, the rights, privileges, restrictions and conditions attaching to the Series I Preferred Shares may be deleted, varied, modified, amended or amplified with prior Series I Preferred Holder Approval.

28.5.9 Miscellaneous.

(a) Notices

Any notice required or permitted to be given to any Holder shall be delivered by courier to such Holder at its address as it appears on the records of the Company or in the event of the address of any such Holder not so appearing, then to the last address of such Holder known to the Company.

(b) Gender, etc.

Words importing only the singular number include the plural and vice versa and words importing any gender include all genders.

(c) Currency

All monetary amounts referred to herein shall be in lawful money of the United States unless otherwise indicated.

(d) Headings

The division of these Series I Preferred Share Provisions into sections, paragraphs or other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

(e) Business Day

In the event that any date upon which any action is required to be taken by the Company or any Holder hereunder, is not on a Business Day or during a Business Day, then such action shall be required to be taken on or by the next succeeding day which is a Business Day.

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES

OF SERIES I PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series I Preferred Shares indicated below into common shares (the "Common Shares"), of [DARKHORSE TECHNOLOGIES INC.], a British Columbia corporation (the "Corporation"), according to the conditions hereof, as of the date written below. If Common Shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion: _____________________________________________

Number of Series I Preferred Shares owned prior to Conversion: _______________

Number of Series I Preferred Shares to be Converted: ________________________

Number of Common Shares to be Issued: ___________________________

Number of Series I Preferred Shares to be owned subsequent to Conversion: ________________

Address for Delivery: ______________________

or

DWAC Instructions:

Broker no: ___________

Account no: ___________